                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

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                                                Rule 14a-6(e)(2))

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     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  Cysive, Inc.
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--------------------------------------------------------------------------------
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

                                 [CYSIVE LOGO]

                                                                   April 4, 2000

Dear Fellow Stockholder:

     You are cordially invited to attend the 2000 annual meeting of stockholders of Cysive, Inc., on Monday, April 24, 2000, at 10:00 a.m., local time, at the Reston Hyatt, 1800 Presidents Street, Reston, Virginia 20190.

     In addition to electing one Class I director and ratifying the appointment of our independent auditors for the coming year, we are asking for stockholder approval of an amendment to our Amended and Restated 1994 Stock Option Plan to increase the number of shares of our common stock reserved for issuance under the plan by 6,000,000 shares, to a total of 17,575,000 shares. We believe that by increasing the number of shares of common stock reserved for issuance under the plan, we will be able to attract and retain quality employees and officers to grow and succeed in the future. We are also asking for stockholder approval of an amendment to our certificate of incorporation to increase the authorized shares of common stock to 500,000,000 shares from 75,000,000 shares. We believe that by increasing our authorized shares of common stock, we will have more flexibility to meet our future business needs.

     All items on the agenda are described in the accompanying Notice and Proxy Statement. Included with these soliciting materials is a proxy card for voting, an envelope, postage prepaid, in which to return your proxy, instructions for voting by telephone or on the Internet and a copy of our Annual Report to Stockholders.

     It is important that your shares be represented at the meeting, even if you cannot attend the meeting and vote your shares in person. Please give careful consideration to the items to be voted upon, complete and sign the proxy card and return it in the envelope provided or vote by telephone or by Internet as instructed. If you return a proxy card or vote by telephone or by Internet and decide to attend the meeting, you may revoke your proxy at the meeting and vote your shares in person.

     We look forward to receiving your vote and seeing you at the meeting.

                                            Sincerely,

                                            /s/ NELSON A. CARBONELL, JR.
                                            Nelson A. Carbonell, Jr.
                                            Chairman, President and
                                            Chief Executive Officer

                                 [CYSIVE LOGO]
                           10790 PARKRIDGE BOULEVARD
                                   SUITE 400
                             RESTON, VIRGINIA 20191
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON MONDAY, APRIL 24, 2000
                             ---------------------

To our Stockholders:

     The 2000 annual meeting of stockholders of Cysive, Inc. will be held at the Reston Hyatt, 1800 Presidents Street, Reston, Virginia 20190, (703) 709-1234, on April 24, 2000, beginning at 10:00 a.m., local time. At the meeting, the holders of Cysive's outstanding common stock will act on the following matters:

          (1) Election of one Class I director for a term of three years;

          (2) Ratification of the appointment of Ernst & Young LLP as independent auditors for Cysive for the year ending December 31, 2000;

          (3) Approval to amend Cysive's Amended and Restated 1994 Stock Option Plan to increase the number of shares of Cysive's common stock reserved for issuance under the plan by 6,000,000 shares, to a total of 17,575,000 shares;

          (4) Approval to amend Cysive's Certificate of Incorporation to increase the authorized shares of common stock to 500,000,000 shares from 75,000,000 shares; and

          (5) Any other matters that properly come before the meeting.

     All holders of record of shares of Cysive's common stock at the close of business on March 15, 2000 are entitled to vote at the meeting or any postponements or adjournments of the meeting.

     IF YOU CANNOT ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE BY TELEPHONE OR BY INTERNET AS INSTRUCTED.

                                            BY ORDER OF THE BOARD OF DIRECTORS,

                                            /s/ JOHN R. LUND

                                            JOHN R. LUND
                                            Chief Financial Officer, Treasurer
                                            and Secretary

April 4, 2000

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
ABOUT THE MEETING...........................................    1
  What is the purpose of the annual meeting?................    1
  Who is entitled to vote at the meeting?...................    1
  What are the voting rights of our stockholders?...........    1
  Who can attend the meeting?...............................    1
  What constitutes a quorum?................................    1
  How do I vote?............................................    2
  Can I vote by telephone or electronically?................    2
  Can I change my vote after I return my proxy card?........    2
  What are the Board's recommendations?.....................    2
  What vote is required to approve each item?...............    2
STOCK OWNERSHIP.............................................    3
  Who are the largest owners of our stock?..................    3
  How much stock do our directors, executive officers and
     key employee own?......................................    3
  Section 16(a) Beneficial Ownership Reporting Compliance...    4
ITEM 1 -- ELECTION OF ONE CLASS I DIRECTOR..................    4
  Class I Director Standing for Election....................    4
  Directors Continuing in Office............................    4
  Related Party Transactions................................    6
  Executive Compensation....................................    6
     Report of the Compensation Committee...................    6
     Employment Agreements..................................    7
     Summary Compensation Table.............................    8
     1999 Option Exercises and Fiscal Year-End Option
      Values................................................    9
     Option Grants in 1999..................................   10
     Comparison of Cumulative Total Returns.................   11
ITEM 2 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT
  AUDITORS..................................................   11
ITEM 3 -- APPROVAL OF AMENDMENT OF OUR AMENDED AND RESTATED
  1994 STOCK OPTION PLAN....................................   12
  Description of the Stock Option Plan......................   12
  Federal Income Tax Consequences...........................   15
ITEM 4 -- APPROVAL OF AMENDMENT OF OUR CERTIFICATE OF
  INCORPORATION.............................................   18
  Possible Effects of the Proposed Amendment of our
     Certificate of Incorporation...........................   18
OTHER MATTERS...............................................   20
ADDITIONAL INFORMATION......................................   20
EXHIBIT A -- FORM OF SECOND AMENDED AND RESTATED 1994 STOCK
  OPTION PLAN...............................................  A-1
EXHIBIT B -- FORM OF CERTIFICATE OF AMENDMENT TO CERTIFICATE
  OF INCORPORATION..........................................  B-1

                                 [CYSIVE LOGO]
                           10790 PARKRIDGE BOULEVARD
                                   SUITE 400
                             RESTON, VIRGINIA 20191
                             ---------------------

                                PROXY STATEMENT
                             ---------------------

     This proxy statement contains information related to the annual meeting of stockholders of Cysive, Inc. to be held on Monday, April 24, 2000, beginning at 10:00 a.m., local time, at the Reston Hyatt, 1800 Presidents Street, Reston, Virginia 20190, and at any postponements or adjournments thereof.

                               ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At our annual meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of one Class I director, ratification of our independent auditors, approving an amendment to our Amended and Restated 1994 Stock Option Plan and approving an amendment to our Certificate of Incorporation. In addition, our management will report on our performance during 1999 and respond to questions from stockholders.

WHO IS ENTITLED TO VOTE AT THE MEETING?

     Only stockholders of record at the close of business on the record date, March 15, 2000, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponements or adjournments of the meeting.

WHAT ARE THE VOTING RIGHTS OF OUR STOCKHOLDERS?

     Holders of our common stock may vote on all matters to be acted upon at the annual meeting. Each outstanding share of our common stock will be entitled to one vote on each matter to be voted upon at the meeting.

WHO CAN ATTEND THE MEETING?

     All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Each stockholder may be asked to present valid picture identification, such as a driver's license or passport. Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check-in at the registration desk at the meeting.

WHAT CONSTITUTES A QUORUM?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 11,645,362 shares of our common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

HOW DO I VOTE?

     If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

CAN I VOTE BY TELEPHONE OR ELECTRONICALLY?

     If you are a registered stockholder (that is, if you hold your shares in certificate form), you may vote by telephone or electronically through the Internet, by following the instructions included with your proxy card.

     If your shares are held in "street name," please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically.

CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY CARD?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a properly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. The Board's recommendation is presented together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

     - for election of the nominated director (see page 4);

     - for ratification of the appointment of Ernst & Young LLP as our independent auditors for the year ending December 31, 2000 (see page 11);

     - for approval of an amendment to our Amended and Restated 1994 Stock Option Plan increasing the number of shares of our common stock reserved for issuance under the plan by 6,000,000 shares, to a total of 17,575,000 shares (see page 12); and

     - for approval of an amendment to our Certificate of Incorporation increasing the number of authorized shares of common stock to 500,000,000 shares from 75,000,000 shares (see page 18).

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     Election of the Director. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of the director. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of the director will not be voted with respect to the director, although it will be counted for purposes of determining whether there is a quorum.

     Other Items. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

     If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some matters which may come up at the meeting. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

                                STOCK OWNERSHIP

WHO ARE THE LARGEST OWNERS OF OUR STOCK?

     Except as set forth below under "How much stock do our directors, executive officers and key employee own?", we know of no single person or group that is the beneficial owner of more than 5% of our common stock.

HOW MUCH STOCK DO OUR DIRECTORS, EXECUTIVE OFFICERS AND KEY EMPLOYEE OWN?

     The table below shows the amount of our common stock beneficially owned, unless otherwise indicated, by our directors, our executive officers and key employee individually and as a group. Except as otherwise indicated, all information is as of February 24, 2000.

     Unless indicated otherwise below, the address for each listed director, officer and key employee is Cysive, Inc., 10790 Parkridge Boulevard, Suite 400, Reston, Virginia 20191. Except as indicated by footnote, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The total number of shares of common stock outstanding used in calculating the percentage for each listed person includes the shares of common stock underlying options held by that person that are exercisable within 60 days of February 24, 2000 but excludes shares of common stock underlying options held by any other person.

                                                             NUMBER OF SHARES    PERCENTAGE
NAME                                                        BENEFICIALLY OWNED   OWNERSHIP
----                                                        ------------------   ----------
Nelson A. Carbonell, Jr.(1)...............................      6,995,209           54.2%
Eric J. Magleby(2)........................................      1,730,500           14.9
John R. Lund(3)...........................................        452,813            3.8
Michael E. Price(4).......................................        284,063            2.4
Joseph M. Rymsza(4).......................................        233,438            2.0
Robert C. Rubinstein(4)...................................        146,251            1.3
John Sabin(5).............................................         36,000              *
Jon Korin(6)..............................................         33,950              *
John Saaty(7).............................................         28,126              *
Penny J. Jobin(4).........................................         43,594              *
All executive officers, key employee and directors as a
  group (10 persons)......................................      9,983,944           70.5%

---------------

 *  Less than 1% of the outstanding common stock.

(1) Includes 5,729,500 shares of common stock owned in joint tenancy by Mr. Carbonell and his wife, Michele Carbonell, and 1,265,709 shares of common stock issuable upon the exercise of stock options.

(2) Includes 1,630,500 shares of common stock owned in joint tenancy by Mr. Magleby and his wife, Monette Magleby, and 100,000 shares of common stock held by The Eric Magleby Annuity Trust.

(3) Includes 452,613 shares of common stock issuable upon the exercise of stock options.

(4) Represents shares of common stock issuable upon the exercise of stock options.

(5) Includes 31,000 shares of common stock issuable upon the exercise of stock options.

(6) Includes 33,750 shares of common stock issuable upon the exercise of stock options and 200 shares owned by his children.

(7) Includes 27,976 shares of common stock issuable upon the exercise of stock options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and certain stockholders to file reports with the SEC regarding transactions in our securities. Based upon a review of filings with the SEC and written representations that no other reports were required, other than a Form 4 for Jon S. Korin and a Form 4 for John R. Lund, each relating to one transaction, we believe that all of our directors and executive officers complied during 1999 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934.

                   ITEM 1 -- ELECTION OF ONE CLASS I DIRECTOR

                     CLASS I DIRECTOR STANDING FOR ELECTION

     The Board is currently divided into three classes, having terms that expire in successive years. At each annual meeting of stockholders beginning in 2000, directors will be elected for terms of three years each.

     The current term of office of directors in Class I expires at the 2000 annual meeting. The Board proposes that the nominee described below, who is currently serving as a Class I director, be re-elected for a new term of three years or until his successor is duly elected and qualified. We do not intend to nominate anyone for election at the meeting to serve as the second member of the class whose term expires in 2003. The Board may fill the vacancy by its vote at some future date.

     The nominee has consented to serve a three-year term. If he becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

     Class I Director. The director standing for election is:

     Nelson A. Carbonell, Jr.                                Director since 1994

Nelson A. Carbonell, Jr. founded Cysive and has served as Chairman of the Board, President and Chief Executive Officer since Cysive commenced operations in 1994. From February 1991 until March 1994, Mr. Carbonell served as Director of Commercial Systems, Inc. at PRC, Inc., now a subsidiary of Litton Industries. PRC, Inc. is a leading provider of information technology and systems-based solutions for the United States government and commercial customers. Mr. Carbonell serves on the Executive Committee of the Washington-Baltimore Young President's Organization. Mr. Carbonell received a B.S. in Electrical Engineering from George Washington University in 1985.

     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF NELSON A. CARBONELL, JR. AS THE CLASS I DIRECTOR.

                         DIRECTORS CONTINUING IN OFFICE

     Class II Directors. The following Class II directors have terms ending in 2001:

     John R. Lund                                            Director since 1999

John R. Lund has served as our Treasurer since December 1995, our Chief Financial Officer since April 1997 and our Secretary since April 1999. From December 1995 until April 1997, Mr. Lund served as our Vice President of Finance. From December 1994 until December 1995, Mr. Lund was Vice President of Finance for Public Sector, Inc., a subsidiary of PRC, Inc. Mr. Lund received a B.S. in Accounting from Brigham Young University in June 1986.

     John M. Sabin                                           Director since 1997

John M. Sabin has served as a Director since April 1997. Since January 2000, Mr. Sabin has served as Chief Financial Officer and General Counsel of Oceanix Biosciences Corporation, a bioinformatic and biotechnology company. From September 1999 to January 2000, Mr. Sabin acted as a business consultant in the hotel and lodging industry. From May 1998 until September 1999, Mr. Sabin served as Executive Vice President and Chief Financial Officer of Hudson Hotels Corporation, a publicly traded hotel ownership and management company. From February 1997 until May 1998, Mr. Sabin served as Senior Vice President and Treasurer of Vistana, Inc., a publicly traded company that owns, operates and develops time share resorts, and served as Chief Financial Officer of Vistana from February 1997 until November 1997. From June 1996 until February 1997, Mr. Sabin served as Vice President of Finance of Choice Hotels International, Inc., a publicly traded hotel franchisor, and served as Vice President of Mergers and Acquisitions from June 1995 to February 1997. From December 1993 until October 1996, he served as Vice President of Finance and Assistant Treasurer of ManorCare, Inc., the former parent of Choice Hotels International, Inc. Mr. Sabin is a Director and non-Executive Chairman of the Board of Competitive Technologies, Inc., a publicly traded technology licensing and transfer company. Mr. Sabin received his B.S., M.Acc. and M.B.A. degrees from Brigham Young University and a J.D. degree from the J. Reuben Clark Law School at Brigham Young University.

     Class III Director. The following Class III director has a term ending in 2002:

     Jon S. Korin                                            Director since 1997

Jon S. Korin has served as a Director since April 1997. Mr. Korin has served as vice president of strategic development for PRC, Inc. since June 1993. He is a board member and past president of the National Capital chapter of the Association for Corporate Growth and a board member of the IT Services Division of the Information Technology Association of America. Mr. Korin received a B.S. from The Wharton School of the University of Pennsylvania in May 1976 and attended the New York University Graduate School of Business.

HOW ARE DIRECTORS COMPENSATED?

     Each non-employee director currently receives $1,000 of cash compensation and reimbursement for reasonable travel expenses for each board meeting attended. In addition, upon their first election to office after October 1999, each director will receive an option to purchase 60,000 shares of our common stock that will vest equally over the three-year term of each director. Until their election, the Class II directors will receive an option to purchase 20,000 shares of our common stock in April 2000 that will vest in one year. The Class III director will receive an option to purchase 40,000 shares of our common stock in April 2000 that will vest equally over two years.

HOW OFTEN DID THE BOARD MEET DURING 1999?

     The Board met seven times during 1999 and took action by unanimous written consent twice. Each director attended more than 75% of the total number of meetings of the Board and committees on which he served.

WHAT COMMITTEES HAS THE BOARD ESTABLISHED?

     The Board of Directors has an audit committee, a compensation committee and an executive committee.

     Audit committee. The audit committee assists the board of directors in fulfilling its responsibilities of ensuring that management maintains an adequate system of internal controls. The audit committee also:

     - recommends an independent audit firm to audit financial statements and to perform services related to the audit;

     - reviews the scope and results of the audit with the independent auditors;

     - considers the adequacy of the internal accounting control procedures; and

     - considers the auditors' independence.

     The audit committee consists of Messrs. Sabin and Korin. In 1999, the audit committee met once.

     Compensation committee. The compensation committee determines the salaries and incentive compensation of our officers and provides recommendations for the salaries and incentive compensation of other employees and software engineers. The compensation committee also administers our various incentive compensation, stock and benefit plans. The compensation committee consists of Messrs. Sabin, Magleby and Korin. In 1999, the compensation committee met twice.

     Executive committee. The executive committee determines the objectives and performance criteria of each member of our management team. The executive committee consists of Messrs. Carbonell and Lund. In 1999, the executive committee took action by unanimous written consent once.

                           RELATED PARTY TRANSACTIONS

     In 1999, Nelson A. Carbonell, Jr., Chairman of the Board, President and Chief Executive Officer, and Eric J. Magleby, a director, exercised options to purchase shares of our common stock in the following amounts and exercise prices:

                                                        SHARES     EXERCISE PRICE
                                                       PURCHASED     PER SHARE
                                                       ---------   --------------
Nelson A. Carbonell, Jr. ............................  1,237,500       $0.81
Eric J. Magleby......................................    112,500       $0.81

     Messrs. Carbonell and Magleby funded the exercise prices for their exercised options through cash distributions from us made when we operated as an S corporation. On September 30, 1999, our stockholders revoked our S corporation status.

                             EXECUTIVE COMPENSATION

     The following Report of the Compensation Committee and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this Report or the performance graph by reference in the specified filing.

REPORT OF THE COMPENSATION COMMITTEE

     The compensation committee of the Board has furnished the following report on executive compensation for 1999.

WHAT IS OUR PHILOSOPHY OF EXECUTIVE OFFICER COMPENSATION?

     Our compensation program for executive officers consists primarily of three key elements:

     - base salary;

     - company and individual performance-based quarterly bonus; and

     - periodic grants of stock options.

     The compensation committee believes that this three-part approach best serves the interests of the Company and its stockholders. It enables us to meet the requirements of the highly competitive environment in which we operate while ensuring that our executive officers are compensated in a way that advances both the short- and long-term interests of stockholders. Under this approach, compensation for these executive officers involves a significant proportion of pay that is "at risk" -- namely, the annual bonus and stock options. The annual variable bonus permits individual performance to be recognized on an annual basis, and is based, in significant part, on an evaluation of the contribution made by the officer to Company performance. Stock options relate a significant portion of long-term remuneration directly to stock price appreciation realized by all of our stockholders.

     Base Salary. Base salaries for our executive officers, as well as changes in these salaries, are based upon recommendations by the compensation committee taking into account factors such as competitive industry salaries; a subjective assessment of the nature of the position; the contribution and experience of the officer and the length of the officer's service.

     Annual Bonus. Annual bonuses for our executive officers are awarded based upon individual and company-wide performance criteria established by the Board based upon recommendations of the compensation committee. In accordance with each officer's employment agreement, the officer will receive annual bonuses in amounts determined by the compensation committee. In addition, if the Company and the individual exceed their performance criteria, the employee may receive an additional bonus equal to a portion of the Company's revenues in excess of the target.

     Stock Options. During 1999, the compensation committee approved grants of stock options pursuant to the Amended and Restated 1994 Stock Option Plan. In granting stock options to the named executive officers, the compensation committee considers a number of factors including company and individual performance and the extent to which our named executive officers have unvested options.

HOW IS OUR CHIEF EXECUTIVE OFFICER COMPENSATED?

     Mr. Carbonell, our Chief Executive Officer, has an annual base salary of $185,000 pursuant to his employment agreement. Mr. Carbonell is eligible for a bonus based upon his performance and the Company's performance based on criteria established by the compensation committee. For 1999, Mr. Carbonell was awarded a bonus of $326,700 and additional compensation of 1,462,500 stock options.

HOW ARE WE ADDRESSING INTERNAL REVENUE CODE LIMITS ON DEDUCTIBILITY OF COMPENSATION?

     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the corporation's chief executive officer and four other most highly compensated executive officers as of the end of any fiscal year. However, the statute exempts qualifying performance-based compensation from the deduction limit if specified requirements are met. The compensation committee currently intends to structure performance-based compensation, including stock option grants and annual bonuses, to executive officers who may be subject to Section 162(m) in a manner that satisfies those requirements. For 1999, none of our executive officers' compensation subject to the deductibility limits exceeded $1,000,000.

     The Board and the compensation committee reserve the authority to award non-deductible compensation in other circumstances as they deem appropriate. Further, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, no assurance can be given, notwithstanding our efforts, that compensation intended by the Company to satisfy the requirements for deductibility under Section 162(m) does in fact do so.

                                            John M. Sabin
                                            Eric J. Magleby
                                            Jon S. Korin

EMPLOYMENT AGREEMENTS

     We have entered into employment agreements with Messrs. Carbonell, Lund, Price, Rubinstein, Rymsza and Saaty and Ms. Jobin. Each agreement has an initial term of four years and will be extended for two additional years unless we or the employee elects to terminate the agreement 60 days prior to the fourth anniversary of the effective date of the employment agreements. Under these agreements, each person will receive an annual base salary established by our chief executive officer, or, in the case of our chief executive officer, established by the Board, as recommended by the compensation committee. In addition to the compensation referenced below, each employee is eligible to receive an annual bonus, conditioned upon individual and company-wide performance criteria established by the Board, as recommended by the compensation committee. In addition, if company and employee performance criteria are exceeded, the employee may receive an additional bonus equal to a portion of the company's revenues in excess of the original targets.

     If, during the term of one of these agreements, we terminate the employee's employment without cause or the employee terminates his employment for good reason, the employee will be entitled to receive his base salary and all employee benefits for a period of one year from the date of the termination of employment. Under the terms of these agreements, these employees have agreed to preserve the confidentiality and the proprietary nature of all information relating to our business during the term of the agreement and for three years after the term of the agreement ends. In addition, each of these employees has agreed to non-competition and non-solicitation provisions that will be in effect during the term of his agreement and for one year, with respect to non-competition, and, with respect to non-solicitation, two years, after the term of the agreement ends.

     The following table summarizes the compensation paid to or earned by our Chief Executive Officer and all other executive officers whose salary and bonus for services rendered in all capacities for the years ended December 31, 1998 and 1999 exceeded $100,000. We use the term "named executive officers" to refer to these people in this proxy statement.

                           SUMMARY COMPENSATION TABLE

                                                                       LONG-TERM
                                                                  COMPENSATION AWARDS
                                          ANNUAL COMPENSATION    ---------------------
                                          --------------------   SECURITIES UNDERLYING    ALL OTHER
NAME AND PRINCIPAL POSITION(S)     YEAR    SALARY      BONUS            OPTIONS          COMPENSATION
------------------------------     ----   --------    --------   ---------------------   ------------
Nelson A. Carbonell, Jr. ........  1999   $185,226    $326,700         1,462,500                --
  Chairman, President and          1998    167,500     143,422                --                --
  Chief Executive Officer
Joseph M. Rymsza.................  1999    172,387(1)  116,012            33,750           $11,943(2)
  Vice President, Sales            1998    151,139      25,000           337,500                --
John R. Lund.....................  1999    133,462     128,270           375,000                --
  Chief Financial Officer          1998    118,077      58,144           135,000                --
Michael E. Price.................  1999    125,226      97,643           146,250                --
  Chief Technical Officer          1998    118,221      58,144           135,000                --
Robert C. Rubinstein.............  1999     93,919      52,201           225,000            35,000(3)
  Chief Operating Officer          1998         --          --                --                --
John M. Saaty....................  1999    110,577      47,048           123,750            32,443(2)
  Vice President, Marketing        1998      4,244          --           101,100                --

---------------

(1) Includes sales commissions earned in the amount of $47,387.

(2) Represents moving expenses.

(3) Mr. Rubinstein joined Cysive as Chief Operating Officer on March 22, 1999. Represents sign-on bonus.

            1999 OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

     The following table presents summary information with respect to stock options owned by the named executive officers at December 31, 1999, and with respect to stock options exercised by the named executive officers during the fiscal year ended December 31, 1999. The values of unexercised in-the-money options shown below have been calculated on the basis of $72.063 per share, the last reported sale price for our common stock on the Nasdaq National Market on December 31, 1999, multiplied by the number of shares underlying those options.

                                                                   NUMBER OF SECURITIES
                                                                  UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                                        OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                                                     DECEMBER 31, 1999             DECEMBER 31, 1999
                             SHARES ACQUIRED                    ---------------------------   ---------------------------
NAME                           ON EXERCISE     VALUE REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                         ---------------   --------------   -----------   -------------   -----------   -------------
                                   (#)              ($)             (#)            (#)            ($)            ($)
Nelson A. Carbonell,
  Jr. .....................     1,237,500         $878,625       1,200,110       262,390      $85,341,601    $18,470,391
Joseph M. Rymsza...........            --               --         168,750       202,500       11,949,805     14,330,667
John R. Lund...............           200           14,175         382,300       330,000       27,023,359     21,320,186
Michael E. Price...........            --               --         236,250       247,500       16,830,484     16,287,378
Robert C. Rubinstein.......            --               --          33,750       258,750        2,404,114     18,333,511
John M. Saaty..............           150           10,403          25,163       199,687        1,775,074     14,065,054

                             OPTION GRANTS IN 1999

     The following table shows grants of stock options to each of our named executive officers during the year ended December 31, 1999. The percentages in the table below are based on options to purchase 3,785,387 shares of common stock granted under our stock option plan in the year ended December 31, 1999 to our employees and directors. The exercise price per share of each option was equal to the fair market value of the common stock on the date of grant as determined by the Board. Potential realizable values are net of exercise price before taxes and are based on the assumption that our common stock appreciates at the annual rate shown, compounded annually, from the date of grant until the expiration of the 5-year or 10-year term. These numbers are calculated based on the requirements of the SEC and do not reflect our estimate of future stock price growth.

                                           INDIVIDUAL GRANTS
                          ----------------------------------------------------   POTENTIAL REALIZABLE VALUE AT
                          NUMBER OF      PERCENT OF                                 ASSUMED ANNUAL RATES OF
                          SECURITIES   TOTAL OPTIONS                             STOCK PRICE APPRECIATION FOR
                          UNDERLYING     GRANTED TO     EXERCISE                          OPTION TERM
                           OPTIONS      EMPLOYEES IN    PRICE PER   EXPIRATION   -----------------------------
NAME                       GRANTED      FISCAL YEAR       SHARE        DATE           5%              10%
----                      ----------   --------------   ---------   ----------   -------------   -------------
Nelson A. Carbonell,
  Jr. ..................    327,987          8.7%        $ 1.67      04/19/04     $  151,330      $  334,400
                          1,134,513         30.0           0.91      04/19/09        649,275       1,645,391
Joseph M. Rymsza........     33,750          0.9           1.52      04/19/09         32,262          81,759
John R. Lund............     56,250          1.5           1.89      04/19/09         66,859         169,435
                             22,500          0.6           1.89      04/19/09         26,744          67,774
                            146,250          3.9           1.89      04/19/09        173,834         440,530
                            140,751          3.7          14.45      10/15/09      1,279,079       3,241,436
                              9,249          0.2          17.00      10/15/09         98,883         250,589
Michael E. Price........      9,675          0.3           0.91      04/19/09          5,537          14,032
                             46,575          1.2           1.52      04/19/09         44,522         112,827
                             78,866          2.1          14.45      10/15/09        716,697       1,816,251
                             11,134          0.3          17.00      10/15/09        119,036         301,660
Robert C. Rubinstein....    131,193          3.5           1.52      03/22/09        125,410         317,814
                             93,807          2.5           0.91      03/22/09         53,685         136,049
John M. Saaty...........     11,250          0.3           1.52      04/19/09         10,754          27,253
                             26,525          0.7           1.13      07/19/09         18,850          47,770
                             85,975          2.3           1.89      07/19/09        102,191         258,972

                     COMPARISON OF CUMULATIVE TOTAL RETURNS

     The following graph compares the performance of our common stock with the performance of the Nasdaq Composite Index and an index of publicly traded companies in the software industry based on Standard Industrial Classification 7371 from October 15, 1999, when our common stock began trading publicly, through December 31, 1999. The graph assumes that $100 was invested on October 15, 1999 in our common stock, the Nasdaq Composite Index and the peer group index, and that all dividends, if any, were reinvested.

                            CUMULATIVE TOTAL RETURN
            BASED ON REINVESTMENT OF $100 BEGINNING OCTOBER 15, 1999

                         Cysive         SIC 7371          Nasdaq Composite
10/15/99                  100.00         100.00             100.00
12/31/99                  190.90         166.41             145.84

         ITEM 2 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     We have appointed Ernst & Young LLP as our independent auditors for the year ending December 31, 2000. Ernst & Young LLP has served as our independent auditors since we commenced operations in 1994. Services provided to us by Ernst & Young LLP in 1999 included the examination of our financial statements, limited reviews of quarterly reports, services related to filings with the SEC, including our initial public offering, and consultations on various tax, information services and business process matters.

     Representatives of Ernst & Young LLP will be present at the annual meeting to respond to appropriate questions and to make such statements as they may desire.

     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2000.

     In the event stockholders do not ratify the appointment, the appointment will be reconsidered by the audit committee and the Board.

     ITEM 3 -- APPROVAL OF AMENDMENT TO OUR AMENDED AND RESTATED 1994 STOCK
                                  OPTION PLAN

     We are asking stockholders to approve an amendment to our Amended and Restated 1994 Stock Option Plan, or the stock option plan, which increases the maximum number of shares of common stock authorized to be awarded under the stock option plan by 6,000,000 shares. As a matter of convenience, we are also restating the stock option plan to reflect:

     (1) our reincorporation from a Virginia corporation to a Delaware corporation on September 24, 1999;

     (2) our 2.25-for-1 stock split in the form of a stock dividend on September 24, 1999;

     (3) an increase in the maximum number of shares of common stock authorized to be awarded under the stock option plan from 10,350,000 shares to 11,350,000 shares;

     (4) the provision in our stock option plan whereby the number of shares of common stock reserved for issuance under the stock option plan is automatically increased by 15% of any increase in our outstanding shares of common stock, other than increases resulting from issuances of stock under the stock option plan; and

     (5) the increase in the maximum number of shares of common stock authorized to be awarded under the stock option plan being approved by the stockholders in this proxy statement.

     If the amendment to the stock option plan is approved, there will be 17,575,000 shares reserved for issuance under the stock option plan (including 225,000 shares relating to the increase in our outstanding shares on March 22, 2000 in a public offering of 1,500,000 shares).

     The Board has approved the amendment to the stock option plan and its restatement, as presented in our Second Amended and Restated 1994 Stock Option Plan which is attached to this proxy statement as Exhibit A, and recommended that the amendment be submitted to the stockholders for approval.

     At February 24, 2000, there were 3,229,521 shares of common stock available for grant under the stock option plan. On March 15, 2000, the closing price of our common stock was $99.00 per share. The purpose of amending the stock option plan is to increase the number of shares of common stock available for issuance under the stock option plan. The proposed amendment to the stock option plan will not otherwise result in any new plan benefits to our directors, executive officers or other employees.

     The number of persons who are currently participants under the stock option plan is approximately 200. Because participation and the types of awards under the stock option plan are subject to the discretion of the compensation committee, the benefits or amounts that will be received by any participant or group of participants if the amendment to the stock option plan is approved are not currently determinable.

     The Board believes that the amendment to increase the number of shares available for grant under the stock option plan is necessary to provide for future grants under the stock option plan and is intended to further the purpose of the stock option plan, which is to attract and to encourage the continued employment and service of, and maximum efforts by, officers, key employees and other individuals by facilitating their purchase of a stock interest in Cysive. In the Board's judgment, an initial or increased grant under the stock option plan will be a valuable incentive and will serve to the ultimate benefit of stockholders by aligning the interests of stock option plan participants more closely with those of the stockholders.

     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO OUR STOCK OPTION PLAN.

DESCRIPTION OF THE STOCK OPTION PLAN

     A description of the provisions of the stock option plan is presented below. This summary is qualified in its entirety by the detailed provisions of the stock option plan, a copy of which is attached as Exhibit A to this proxy statement. The stock option plan is administered by the compensation committee.

     The stock option plan permits the granting of options to purchase shares of common stock intended to qualify as incentive stock options under the Internal Revenue Code and stock options that do not qualify as incentive stock options. The exercise price of each non-qualified stock option is determined by the compensation committee but may not be less than 85% of the fair market value of our common stock on the date of grant. For incentive stock options, the exercise price may not be less than 100%, or 110% in the case of 10% stockholders, of the fair market value of our common stock on the date of grant.

     The term of each stock option is fixed by the compensation committee and may not exceed 10 years from the date of grant. The compensation committee determines at what time or times each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments. The exercisability of options may be accelerated by the compensation committee.

     On January 19, 2000, we filed a registration statement on Form S-8 to register 40,923 shares of common stock issuable upon the exercise of stock options granted to certain of our employees.

     The maximum number of shares subject to options that can be awarded under the stock option plan to any one person is 1,800,000 per year. The maximum number of shares that can be awarded under the stock option plan to any person, other than pursuant to an option, is 337,500 per year. The maximum amount that may be earned as an annual incentive award or other cash award in any fiscal year by any one person is $300,000, and the maximum amount that may be earned as a performance award or other cash award in respect of a performance period by any one person is $900,000.

     The compensation committee may also award:

     - shares of common stock to participants. These stock awards may be conditioned on the achievement of performance goals and/or continued employment with us through a specified restricted period.

     - deferred stock units, which are ultimately payable in the form of unrestricted shares of common stock. A deferred stock award may be conditioned or restricted in whatever manner the compensation committee may determine. These conditions and restrictions may include the achievement of performance goals and/or continued employment with us through a specified restricted period.

     - shares of common stock at no cost or for a purchase price determined by the compensation committee which are free from any restrictions under the stock option plan. Unrestricted shares of common stock may be issued to participants in recognition of past services or other valid consideration, and may be issued in lieu of cash compensation to be paid to participants.

     - dividend equivalent rights entitling the recipient to receive credits for dividends that would be paid if the recipient had held a specified number of shares of common stock. Dividend equivalent rights may be granted as a component of another award or as a freestanding award. Dividend equivalent rights credited under the stock option plan may be paid currently or be deemed to be reinvested in additional shares of common stock, and may accrue additional dividend equivalent rights after reinvestment at fair market value at the time of deemed reinvestment. Dividend equivalent rights may be settled in cash, common stock or a combination of cash and shares, in a single installment or installments, as specified in the award. Awards payable in cash on a deferred basis may provide for crediting and payment of interest equivalents.

     - a right to receive a number of shares or, in the discretion of the compensation committee, an amount in cash or a combination of shares and cash, based on the increase in the fair market value of the shares underlying the right during a stated period specified by the compensation committee. The compensation committee may approve the grant of these stock appreciation rights related or unrelated to stock options.

     Other stock-based awards. The compensation committee is authorized to grant to participants other awards that may be based on or related to our common stock, including:

     - convertible or exchangeable debt securities;

     - other rights convertible or exchangeable into shares;

     - purchase rights for shares;

     - incentive awards with value and payment contingent upon performance; and

     - incentive awards valued by reference to the performance of specified subsidiaries or business units.

     Effect of specified corporate transactions. Specified change of control transactions involving us, such as a sale of the company, may cause awards granted under the stock option plan to vest, unless the awards are continued or substituted in connection with the change of control transaction.

     Adjustments for stock dividends and similar events. The compensation committee will make appropriate adjustments in outstanding awards and the number of shares available for issuance under the stock option plan, including the individual limitations on awards, to reflect common stock dividends, stock splits and other similar events.

     Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code limits publicly-held companies such as Cysive to an annual deduction for federal income tax purposes of $1,000,000 for compensation paid to their chief executive officer and the four highest compensated executive officers (other than the chief executive officer) determined at the end of each year, referred to in this Item 3 as the covered employees. However, performance-based compensation is excluded from this limitation. To satisfy this definition,

          (i) the compensation must be paid solely on account of the attainment of one or more preestablished, objective performance goals;

          (ii) the performance goal under which compensation is paid must be established by a compensation committee comprised solely of two or more directors who qualify as outside directors for purposes of the exception;

          (iii) the material terms under which the compensation is to be paid must be disclosed to and subsequently approved by stockholders of the corporation before payment is made in a separate vote; and

          (iv) the compensation committee must certify in writing before payment of the compensation that the performance goals and any other material terms were in fact satisfied.

     In the case of compensation attributable to stock options, the performance goal requirement (summarized in (i) above) is deemed satisfied, and the certification requirement (summarized in (iv) above) is inapplicable, if

          (1) the grant or award is made by the compensation committee;

          (2) the plan under which the option is granted states the maximum number of shares with respect to which options may be granted during a specified period to an employee; and

          (3) under the terms of the option, the amount of compensation is based solely on an increase in the value of the stock after the date of grant.

     Under the Internal Revenue Code, a director is an "outside director" if he or she is not a current employee of the corporation; is not a former employee who receives compensation for prior services, other than under a qualified retirement plan; has not been an officer of the corporation; and does not receive, directly or indirectly, including amounts paid to an entity that employs the director or in which the director has at least a five percent ownership interest, remuneration from the corporation in any capacity other than as a director. The regulations provide that the material terms of a performance goal will be approved by stockholders for purposes of the foregoing rules if, in a separate vote, affirmative votes are cast by a majority of the voting shares.

     By submitting the amendment for stockholder approval at the annual meeting, we intend to comply with the requirements for obtaining a deduction for the full amount to which we are entitled with respect to awards granted under the stock option plan. See "Federal Income Tax Consequences," below.

     Performance and annual incentive awards. Our stock option plan authorizes the compensation committee to grant multi-year and annual incentive awards based upon achievement of pre-established performance goals, including awards that qualify as "performance-based compensation" for purposes of Section 162(m) of the Internal Revenue Code. The grant, exercise and/or settlement of a performance award may be made contingent upon achievement of pre-established performance goals. Achievement of performance goals will be measured over a performance period of up to 10 years, as specified by the compensation committee. The time and manner of determining performance goals for any covered employee must comply with the requirement that payments to such employees qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code.

     The amount of an incentive award is based upon the achievement of a performance goal or goals based upon business criteria during a given performance period specified by the compensation committee. One or more of the following business criteria, on a consolidated basis, and/or with respect to specified subsidiaries or business units (except with respect to the total stockholder return and earnings per share criteria), will be used exclusively by the compensation committee in establishing performance goals for performance and annual incentive awards:

          (1) total stockholder return;

          (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index;

          (3) total revenue, revenue growth and net income;

          (4) pretax earnings;

          (5) earnings before interest expense, taxes, depreciation and amortization;

          (6) pretax operating earnings after interest expense and before bonuses, service fees and extraordinary or special items;

          (7) gross and operating margins;

          (8) earnings per share;

          (9) return on equity;

          (10) return on capital;

          (11) return on investment;

          (12) operating earnings;

          (13) working capital; and

          (14) ratio of debt to stockholders' equity.

     The compensation committee may specify the amount of the incentive award as a percentage of these business criteria, a percentage in excess of a threshold amount or as another amount which need not bear a strictly mathematical relationship to these business criteria. The compensation committee may modify, amend or adjust the terms of each award and performance goal; provided, that the compensation committee may not take any action with respect to a covered employee that would cause any payment to such employee to fail to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code.

FEDERAL INCOME TAX CONSEQUENCES

     Incentive Stock Options. The grant of an option will not be a taxable event for the grantee or for us. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our common stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares for at least two years after the date of grant and for one year after the date of exercise (the "holding period requirement"). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

     For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of our subsidiary from the date the option is granted through a date within three months before the date of exercise of the option. In the case of a grantee who is terminated due to a disability, the three-month period for exercise following termination of employment is extended to one year. In the case of an employee who dies, both the time for exercising incentive stock options after termination of employment and the holding period for common stock received pursuant to the exercise of the option are waived.

     If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to Section 162(m) of the Internal Revenue Code. Under
Section 162(m) of the Internal Revenue Code, if the grantee is one of the specified executive officers, then, unless specified exceptions apply, the employer is not entitled to deduct compensation with respect to the grantee, including compensation related to the exercise of shares options, to the extent such compensation in the aggregate exceeds $1,000,000 for the taxable year. The options are intended to comply with the exception to Section 162(m) for performance-based compensation.

     If a grantee exercises an incentive stock option by tendering common stock with a fair market value equal to part or all of the option exercise price, the exchange of shares will be treated as a nontaxable exchange, except that this treatment would not apply if the grantee had acquired the shares being transferred pursuant to the exercise of an incentive stock option and had not satisfied the holding period requirement summarized above. If the exercise is treated as a tax free exchange, the grantee would have no taxable income from the exchange and exercise, other than minimum taxable income as discussed above, and the tax basis of the shares exchanged would be treated as the substituted basis for the shares received. If the grantee used shares received pursuant to the exercise of an incentive stock option, or another statutory option, as to which the grantee had not satisfied the applicable holding period requirement, the exchange would be treated as a taxable disqualifying disposition of the exchanged shares.

     Non-Qualified Options. The grant of an option will not be a taxable event for the grantee or for us. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise, except that, if the grantee is subject to specified restrictions imposed by the securities laws, the measurement date will be deferred, unless the grantee makes a special tax election within 30 days after exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares, generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised.

     If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

     If the grantee surrenders common stock in payment of part or all of the exercise price for non-qualified options, no gain or loss will be recognized with respect to the shares surrendered (regardless of whether the shares were acquired pursuant to the exercise of an incentive stock option) and the grantee will be treated as receiving an equivalent number of shares pursuant to the exercise of the option in a nontaxable exchange. The basis of the shares surrendered will be treated as the substituted tax basis for an equivalent number of option shares received and the new shares will be treated as having been held for the same holding period as had expired with respect to the transferred shares. The difference between the aggregate option exercise price and the aggregate fair market value of the shares received pursuant to the exercise of the option will be taxed as ordinary income. The grantee's basis in the additional shares will be equal to the amount included in the grantee's income.

     Restricted Stock. A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions, that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture. If a grantee is subject to Section 16(b) of the Securities Exchange Act of 1934, by reason of such grantee's status as a director, executive officer or greater than 10% stockholder of us, on the date of the award, the common stock generally will be deemed to be subject to restrictions, in addition to the restrictions imposed by the award, for at least six months following the date of the award. However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the common stock on the date of the award, determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse. We generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income.

     Unrestricted Common Stock. Participants who are awarded unrestricted common stock will be required to recognize ordinary income in an amount equal to the fair market value of the shares on the date of the award, reduced by the amount, if any, paid for such shares. We generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income.

     Upon a grantee's disposition of unrestricted common stock, any gain realized in excess of the amount reported as ordinary income will be reportable by the grantee as a capital gain, and any loss will be reportable as a capital loss. Capital gain or loss will be long-term if the grantee has held the shares for at least one year. Otherwise, the capital gain or loss will be short-term.

     Deferred Common Stock. There are no immediate tax consequences of receiving an award of deferred common stock under the stock option plan. A grantee who is awarded deferred common stock will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the deferral period, reduced by the amount, if any, paid for the shares. We generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income.

     Upon a grantee's disposition of deferred common stock, any gain realized in excess of the amount reported as ordinary income will be reportable by the grantee as a capital gain, and any loss will be reportable as a capital loss. Capital gain or loss will be long-term if the grantee has held the shares for at least one year. Otherwise, the capital gain or loss will be short-term.

     Stock Appreciation Rights. There are no immediate tax consequences of receiving an award of stock appreciation rights under the stock option plan. Upon exercising a stock appreciation right, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

     Performance Share Awards. There are no immediate tax consequences of receiving an award of performance shares under the stock option plan. A grantee who is awarded performance shares will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee pursuant to the award, reduced by the amount, if any, paid for such shares. We generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income.

     Upon a grantee's disposition of performance shares, any gain realized in excess of the amount reported as ordinary income will be reportable by the grantee as a capital gain, and any loss will be reportable as a capital loss. Capital gain or loss will be long-term if the grantee has held the shares for at least one year. Otherwise, the capital gain or loss will be short-term.

     Performance and Annual Incentive Awards. The award of a performance or annual incentive award will have no immediate tax consequences for us or for the grantee. The payment of the award is taxable to a grantee as ordinary income. If we comply with applicable reporting requirements and with the restrictions of
Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

     Dividend Equivalent Rights. Participants who receive dividend equivalent rights will be required to recognize ordinary income in an amount distributed to the grantee pursuant to the award. We generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income.

                     ITEM 4 -- APPROVAL OF AMENDMENT OF OUR
                          CERTIFICATE OF INCORPORATION

     The Board has determined that it is in our best interests and the best interests of our stockholders to amend our certificate of incorporation to increase the number of authorized shares of our common stock from 75,000,000 to 500,000,000 shares. The number of authorized shares of preferred stock will not change. Accordingly, the Board has approved the proposed certificate of amendment to the certificate of incorporation, substantially in the form attached to this proxy statement as Exhibit B, and recommended that the amendment be submitted to the stockholders for approval. If the stockholders approve the amendment, the Board currently intends to file the certificate of amendment with the Secretary of State of the State of Delaware as soon as practicable following the approval of the stockholders. If the amendment is not approved by the stockholders, the existing certificate of incorporation will continue in effect.

     The Board believes that it is in our best interests and the best interests of our stockholders to increase the number of authorized but unissued shares of our common stock to have additional shares available for maximum flexibility in meeting our future business needs as they arise and as opportunities present themselves. Immediately prior to our initial public offering, we effected a 2.25-for-1 stock split. On February 22, 2000, we announced a 2-for-1 stock split to be effected in the form of a stock dividend to be paid on May 8, 2000 to stockholders of record on April 27, 2000. In the event the Board was to determine that another stock split would be in our best interests, without the increase in the authorized but unissued shares of our common stock, we would be unable to effect that stock split. At this time, however, the Board has no intention of declaring another stock split or issuing any of the additional authorized shares of common stock.

POSSIBLE EFFECTS OF THE PROPOSED AMENDMENT TO OUR CERTIFICATE OF INCORPORATION

     If the stockholders approve the proposed amendment, the Board can issue additional shares of our common stock without a vote of the stockholders, except as provided under the Delaware General Corporation Law or under the rules of any securities exchange on which our shares of common stock are then listed or quoted. Current stockholders have no prior right to purchase any new issue of our common stock to maintain their relative ownership in us. Therefore, the issuance of additional shares of our common stock would decrease the proportionate equity interest of our current stockholders, could result in the possible dilution to the interests of any person attempting to obtain control of us and, depending on the price paid for the additional shares issued, could result in dilution to our current stockholders.

     While the proposed amendment to our certificate of incorporation could, under some circumstances, have an anti-takeover effect, that is not our intention. Some of the potential anti-takeover effects include:

          (1)the ability of our management to frustrate efforts of stockholders seeking to remove management;

          (2)limitations on stockholder participation in transactions like mergers or tender offers, whether or not the transactions are favored by incumbent management; or

          (3)the ability of the Board to issue shares privately in transactions that could frustrate proposed mergers, tender offers or other transactions, even if those transactions are at a substantial market premium and are favored by a majority of the independent stockholders.

     Our certificate of incorporation currently includes the following anti-takeover provisions which will not be changed by approval of the amendment:

          (1)CLASSIFIED BOARD: Our certificate of incorporation provides for the division of our Board into three classes of directors, each class serving a staggered three-year term. Our certificate of incorporation also provides that the approval of holders of at least two-thirds of the shares entitled to vote and the approval of a majority of our entire Board are necessary for the alteration, amendment or repeal of sections of our certificate of incorporation relating to the election and classification of our Board, limitation of director liability, indemnification and the vote requirements for these amendments to our certificate of incorporation.

          (2)REMOVAL OF DIRECTORS; VACANCIES: Our certificate of incorporation and our bylaws provide that directors may be removed only for cause. In addition, vacancies and newly created directorships resulting from any increase in the size of the Board may be filled only by the affirmative vote of a majority of the directors then in office, even if they do not constitute a quorum, or by a sole remaining director. These provisions would prevent stockholders from removing incumbent directors without cause and filling the resulting vacancies with their own nominees.

          (3)ADVANCE NOTICE PROVISIONS FOR STOCKHOLDER PROPOSALS AND STOCKHOLDER NOMINATIONS OF DIRECTORS: As described under "Additional Information," there are procedures in our bylaws that must be followed whenever a stockholder wishes to nominate a person for the Board or bring a matter before an annual meeting of stockholders. These advance notice provisions may have the effect of precluding a nomination for the election of directors or precluding the conduct of business at a particular annual meeting if the proper procedures are not followed or may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of us, even if this solicitation or the attempt to obtain control might be beneficial to us and our stockholders.

          (4) SPECIAL STOCKHOLDERS' MEETINGS: Our certificate of incorporation and our bylaws provide that special meetings of stockholders, unless otherwise prescribed by statute, may be called only by the Board, our chairperson, chief executive officer or president or by the holders of at least a majority of our securities outstanding and entitled to vote generally in the election of directors.

          (5) LIMITATIONS ON STOCKHOLDER ACTION BY WRITTEN CONSENT: Our certificate of incorporation and bylaws provide that any action required or permitted to be taken at a stockholders' meeting may be taken without a meeting, without prior notice and without a vote, if the action is taken by persons who would be entitled to vote at a meeting and who hold shares having voting power equal to not less than the minimum number of votes of each class or series that would be necessary to authorize or take the action at a meeting at which all shares of each class or series entitled to vote were present and voted.

          (6) SECTION 203 OF THE DELAWARE GENERAL CORPORATION LAW: We are subject to Section 203 of the Delaware General Corporation Law which regulates corporate acquisitions by prohibiting publicly held Delaware corporations from engaging in a "business combination" with an "interested stockholder" for three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in the prescribed manner. A "business combination" includes mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Generally, an "interested stockholder" is a person who, together with affiliates and associates, owns, or within three years did own, 15% or more of the corporation's outstanding voting stock.

     All of the above provisions may have the effect of deterring hostile takeovers or delaying changes in control or management.

     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION.

                                 OTHER MATTERS

     As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies submitted to us will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

                             ADDITIONAL INFORMATION

     Advance Notice Procedures. Under our bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting, which includes stockholder proposals that the Company is required to include in its proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, or is otherwise brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote who has delivered notice to the Company, containing the information specified in the bylaws, not less than 60 or more than 90 days prior to the first anniversary of the preceding year's annual meeting. These requirements are separate from and in addition to the SEC's requirements that a stockholder must meet in order to have a stockholder proposal included in our proxy statement.

     Stockholder Proposals for the 2001 Annual Meeting. Stockholders interested in submitting a proposal for inclusion in the proxy materials for our annual meeting of stockholders in 2001 may do so by following the procedures prescribed in SEC Rule l4a-8. To be eligible for inclusion, stockholder proposals must be received by our Secretary no later than December 23, 2000.

     Proxy Solicitation Costs. The proxies being solicited hereby are being solicited by us. The cost of soliciting proxies in the enclosed form will be borne by us. We have retained Mackenzie Partners, Inc. to aid in the solicitation. For these services, we will pay Mackenzie Partners, Inc. a fee of $5,000 and reimburse it for certain out-of-pocket disbursements and expenses. Our officers and regular employees may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

                                            BY ORDER OF THE BOARD OF DIRECTORS,

                                            /s/ JOHN R. LUND

                                            JOHN R. LUND
                                            Chief Financial Officer, Treasurer
                                            and Secretary

April 4, 2000

                                                                       EXHIBIT A

                                  CYSIVE, INC.
                                    FORM OF
               SECOND AMENDED AND RESTATED 1994 STOCK OPTION PLAN

                               TABLE OF CONTENTS

                                                                                    PAGE
                                                                                    ----
1.   PURPOSE.....................................................................    A-1

2.   DEFINITIONS.................................................................    A-1

3.   ADMINISTRATION OF THE PLAN..................................................    A-3
     3.1.   Board................................................................    A-3
     3.2.   Committee............................................................    A-3
     3.3.   Awards...............................................................    A-4
     3.4.   No Liability.........................................................    A-4

4.   STOCK SUBJECT TO THE PLAN...................................................    A-4

5.   EFFECTIVE DATE AND TERM OF THE PLAN.........................................    A-4
     5.1.   Effective Date.......................................................    A-4
     5.2.   Term.................................................................    A-5

6.   OPTION GRANTS...............................................................    A-5
     6.1.   Company or Subsidiary Employees; Service Providers; Other Persons....    A-5
     6.2.   Successive Awards....................................................    A-5
     6.3.   Reload Options.......................................................    A-5

7.   LIMITATIONS ON GRANTS.......................................................    A-5
     7.1.   Limitation on Shares of Stock Subject to Grants and Cash Awards......    A-5
     7.2.   Limitations on Incentive Stock Options...............................    A-5

8.   AWARD AGREEMENT.............................................................    A-6

9.   OPTION PRICE................................................................    A-6

10.  VESTING, TERM AND EXERCISE OF OPTIONS.......................................    A-6
     10.1.  Vesting and Option Period............................................    A-6
     10.2.  Term.................................................................    A-6
     10.3.  Acceleration.........................................................    A-6
     10.4.  Termination of Employment or Other Relationship......................    A-6
     10.5.  Rights in the Event of Death.........................................    A-7
     10.6.  Rights in the Event of Disability....................................    A-7
     10.7.  Limitations on Exercise of Option....................................    A-7
     10.8.  Method of Exercise...................................................    A-7
     10.9.  Delivery of Stock Certificates.......................................    A-8

11.  STOCK APPRECIATION RIGHTS...................................................    A-8
     11.1.  Right to Payment.....................................................    A-8
     11.2.  Other Terms..........................................................    A-8

12.  TRANSFERABILITY OF OPTIONS..................................................    A-8
     12.1.  Transferability of Options...........................................    A-8
     12.2.  Family Transfers.....................................................    A-8

13.  RESTRICTED STOCK............................................................    A-9
     13.1.  Grant of Restricted Stock or Restricted Stock Units..................    A-9
     13.2.  Restrictions.........................................................    A-9
     13.3.  Restricted Stock Certificates........................................    A-9
     13.4.  Rights of Holders of Restricted Stock................................    A-9
     13.5.  Rights of Holders of Restricted Stock Units..........................    A-9
     13.6.  Termination of Employment or Other Relationship......................   A-10
     13.7.  Rights in the Event of Death.........................................   A-10
     13.8.  Rights in the Event of Disability....................................   A-10
     13.9.  Delivery of Stock and Payment Therefor...............................   A-10

14.  DEFERRED STOCK AWARDS.......................................................   A-10
     14.1.  Nature of Deferred Stock Awards......................................   A-10
     14.2.  Election to Receive Deferred Stock Awards in Lieu of Compensation....   A-11

                                                                                    PAGE
                                                                                    ----
     14.3.  Rights as a Stockholder..............................................   A-11
     14.4.  Restrictions.........................................................   A-11
     14.5.  Termination..........................................................   A-11

15.  UNRESTRICTED STOCK AWARDS...................................................   A-11
     15.1.  Grant or Sale of Unrestricted Stock..................................   A-11

16.  PERFORMANCE STOCK AWARDS....................................................   A-11
     16.1.  Nature of Performance Stock Awards...................................   A-11
     16.2.  Rights as a Stockholder..............................................   A-12
     16.3.  Termination..........................................................   A-12
     16.4.  Acceleration, Waiver, Etc............................................   A-12

17.  DIVIDEND EQUIVALENT RIGHTS..................................................   A-12
     17.1.  Dividend Equivalent Rights...........................................   A-12
     17.2.  Interest Equivalents.................................................   A-12
     17.3.  Termination..........................................................   A-12

18.  CERTAIN PROVISIONS APPLICABLE TO AWARDS.....................................   A-13
     18.1.  Stand-Alone, Additional, Tandem, and Substitute Awards...............   A-13
     18.2.  Term of Awards.......................................................   A-13
     18.3.  Form and Timing of Payment Under Awards; Deferrals...................   A-13
     18.4.  Performance and Annual Incentive Awards..............................   A-13
            18.4.1.  Performance Conditions......................................   A-13
            18.4.2.  Performance Awards Granted to Designated Covered
                     Employees...................................................   A-13
            18.4.3.  Annual Incentive Awards Granted to Designated Covered
                     Employees...................................................   A-15
            18.4.4.  Written Determinations......................................   A-15
            18.4.5.  Status of Section 18.4.3 and Section 18.4.2 Awards Under
                     Code Section 162(m).........................................   A-16

19.  REPURCHASE RIGHTS...........................................................   A-16
     19.1.  Nontransferability of Shares.........................................   A-16
     19.2.  Repurchase Rights....................................................   A-16
     19.3.  Installment Payments.................................................   A-17
     19.4.  Publicly Traded Stock................................................   A-17
     19.5.  Legend...............................................................   A-17

20.  PARACHUTE LIMITATIONS.......................................................   A-17

21.  REQUIREMENTS OF LAW.........................................................   A-18
     21.1.  General..............................................................   A-18
     21.2.  Rule 16b-3...........................................................   A-18

22.  AMENDMENT AND TERMINATION OF THE PLAN.......................................   A-18

23.  EFFECT OF CHANGES IN CAPITALIZATION.........................................   A-19
     23.1.  Changes in Stock.....................................................   A-19
     23.2.  Reorganization in Which the Company is the Surviving Entity and in
            Which no Change of Control Occurs....................................   A-19
     23.3.  Reorganization, Sale of Assets or Sale of Stock Which Involves a
            Change of Control....................................................   A-19
     23.4.  Adjustments..........................................................   A-20
     23.5.  No Limitations on the Company........................................   A-20

24.  DISCLAIMER OF RIGHTS........................................................   A-20

25.  NONEXCLUSIVITY OF THE PLAN..................................................   A-20

26.  WITHHOLDING TAXES...........................................................   A-20


27.  POOLING.....................................................................   A-21

28.  CAPTIONS....................................................................   A-21

29.  OTHER PROVISIONS............................................................   A-21

30.  NUMBER AND GENDER...........................................................   A-21

31.  SEVERABILITY................................................................   A-21

                                                                                    PAGE
                                                                                    ----

32.  BLUE SKY PROVISIONS.........................................................   A-21
     32.1.  California Provisions................................................   A-21
     32.2.  Florida, Virginia and Missouri Provisions............................   A-22

33.  GOVERNING LAW...............................................................   A-23

                                  CYSIVE, INC.
                                    FORM OF
               SECOND AMENDED AND RESTATED 1994 STOCK OPTION PLAN
                    (ORIGINALLY EFFECTIVE NOVEMBER 30, 1994
                AS AMENDED AND RESTATED THROUGH APRIL 24, 2000)

     The Board of Directors of Cysive, Inc., a Delaware corporation (the "Company"), has determined that it is desirable and in the best interests of the Company to amend and restate its 1994 Stock Option Plan (the "Plan") for a second time, originally effective November 30, 1994, as amended on November 2, 1995, April 8, 1997 and July 12, 1997, and amended and restated on September 1, 1999 and amended by Amendment No. 1 thereto on September 24, 1999. The amended and restated provisions of the "Plan" to be effective as of April 24, 2000 are as follows:

1. PURPOSE

     The purpose of the Plan is to enhance the Company's ability to attract, retain, and compensate highly qualified officers, key employees and other persons, and to motivate such officers, key employees and other persons to serve the Company and its affiliates (as defined herein) and to expend maximum effort to improve the business results and earnings of the Company, by providing to such officers, key employees and other persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company and with other financial incentives. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock awards, unrestricted stock awards, performance stock awards, dividend equivalent rights, performance awards and annual incentive awards in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2. DEFINITIONS

     For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

          2.1 "affiliate" of, or person "affiliated" with, a person means any company or other trade or business that controls, is controlled by or is under common control with such person within the meaning of Rule 405 of Regulation C under the Securities Act.

          2.2 "Annual Incentive Award" means a conditional right granted to a Grantee under Section 18.4.3 hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a specified fiscal year.

          2.3 "Award" means a grant of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Deferred Stock, Unrestricted Stock, Performance Stock, Dividend Equivalent Rights, Performance or Annual Incentive Award under the Plan.

          2.4 "Award Agreement" means the stock option agreement, stock appreciation rights agreement, restricted stock agreement, restricted stock unit agreement, deferred stock award agreement, unrestricted stock award agreement, performance stock award agreement, dividend equivalent rights agreement, performance award agreement, annual incentive award agreement or other written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

          2.5 "Benefit Arrangement" shall have the meaning set forth in Section 20 hereof.

          2.6 "Board" means the Board of Directors of the Company.

          2.7 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

          2.8 "Committee" means a committee of, and designated from time to time by resolution of, the Board, which shall consist of no fewer than two members of the Board, none of whom shall be an officer or other salaried employee of the Company or any affiliate of the Company.

          2.9 "Company" means Cysive, Inc.

          2.10 "Covered Employee" means a Grantee who is a Covered Employee within the meaning of Section 162(m)(3) of the Code.

          2.11 "Deferred Stock" means a right, granted to a Grantee under
     Section 14 hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.

          2.12 "Dividend Equivalent" means a right, granted to a Grantee under
     Section 17 hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

          2.13 "Effective Date" means September 1, 1999, the date on which the Plan was adopted by the Board.

          2.14 "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

          2.15 "Fair Market Value" means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on the NASDAQ National Market, or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board in good faith.

          2.16 "Family Member" means a person who is a spouse, child, stepchild, grandchild, parent, stepparent, grandparent, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent of the voting interests.

          2.17 "Grant" means an award of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Deferred Stock, Unrestricted Stock, Performance Stock, or Dividend Equivalent Rights under the Plan.

          2.18 "Grant Date" means, as determined by the Board or authorized Committee, (i) the date as of which the Board or such Committee approves an Award, (ii) the date on which the recipient of such Award first became an employee of or otherwise entered into a relationship with the Company or an affiliate of the Company or (iii) such other date as may be specified by the Board or such Committee.

          2.19 "Grantee" means a person who receives or holds a grant of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Deferred Stock, Unrestricted Stock, Performance Stock, Performance or Annual Incentive Awards, or Dividend Equivalent Rights under the Plan.

          2.20 "Incentive Stock Option" means an "incentive stock option" within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

          2.21 "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.

          2.22 "Option Period" means the period during which Options may be exercised as set forth in Section 10 hereof.

          2.23 "Option Price" means the purchase price for each share of Stock subject to an Option.

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

          2.24 "Other Agreement" shall have the meaning set forth in Section 20 hereof.

          2.25 "Performance Stock Award" means an Award granted pursuant to
     Section 16.

          2.26 "Plan" means this Cysive, Inc. Second Amended and Restated 1994 Stock Option Plan.

          2.27 "Reporting Person" means a person who is required to file reports under Section 16(a) of the Exchange Act.

          2.28 "Restricted Period" means the period during which Restricted Stock or Restricted Stock Units are subject to restrictions or conditions pursuant to Section 13.2 hereof.

          2.29 "Restricted Stock" means shares of Stock, awarded to a Grantee pursuant to Section 13 hereof, that are subject to restrictions and to a risk of forfeiture.

          2.30 "Restricted Stock Unit" means a unit awarded to a Grantee pursuant to Section 13 hereof, which represents a conditional right to receive a share of Stock in the future, and which is subject to restrictions and to a risk of forfeiture.

          2.31 "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

          2.32 "Service Provider" means a consultant or adviser to the Company, a manager of the Company's properties or affairs, or other similar service provider or affiliate of the Company, and employees of any of the foregoing, as such persons may be designated from time to time by the Board pursuant to Section 6 hereof.

          2.33 "Stock" means the common stock, no par value, of the Company.

          2.34 "Stock Appreciation Rights" or "SAR" means a right granted to a Grantee under Section 11 hereof.

          2.35 "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

          2.36 "Termination Date" shall be the date upon which an Option shall terminate or expire, as set forth in Section 10.2 hereof.

          2.37 "Unrestricted Stock Award" means any Award granted pursuant to
     Section 15.

3. ADMINISTRATION OF THE PLAN

3.1. BOARD.

     The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company's articles of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final and conclusive. As permitted by law, the Board may delegate its authority under the Plan to a member of the Board of Directors or an executive officer of the Company.

3.2. COMMITTEE.

     The Board from time to time may delegate to a Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and in other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the

Corporation and applicable law. In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section.

Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. As permitted by law, the Committee may delegate its authority under the Plan to a member of the Board of Directors or an executive officer of the Company.

3.3. AWARDS.

     Subject to the other terms and conditions of the Plan, the Board shall have full and final authority (i) to designate Grantees, (ii) to determine the type or types of Awards to be made to a Grantee, (iii) to determine the number of shares of Stock to be subject to an Award, (iv) to establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),
(v) to prescribe the form of each Award Agreement evidencing an Award, and (vi) to amend, modify, or supplement the terms of any outstanding Award. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. As a condition to any subsequent Award, the Board shall have the right, at its discretion, to require Grantees to return to the Company Awards previously made under the Plan. Subject to the terms and conditions of the Plan, any such new Award shall be upon such terms and conditions as are specified by the Board at the time the new Award is made.

3.4. NO LIABILITY.

     No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

4. STOCK SUBJECT TO THE PLAN

     Subject to adjustment as provided in Section 23 hereof, the number of shares of Stock available for issuance under the Plan shall be Seventeen Million Five Hundred Seventy Five Thousand (17,575,000) shares plus 15 percent (15%) of any increase in the Company's outstanding shares (other than increases resulting from the stock issuances under the Plan) of which no more than 3,100,000 shares may be issued pursuant to awards of other than Options and no more than 17,575,000 of which may be issued pursuant to awards of Incentive Stock Options. Stock issued or to be issued under the Plan shall be authorized but unissued shares. If any shares covered by a Grant are not purchased or are forfeited, or if a Grant otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Grant shall, to the extent of any such forfeiture or termination, again be available for making Grants under the Plan.

5. EFFECTIVE DATE AND TERM OF THE PLAN

5.1. EFFECTIVE DATE.

     The Plan shall be effective as of the Effective Date, subject to approval of the Plan within one year of the Effective Date, by a majority of the votes cast on the proposal at a meeting of shareholders, provided that the total votes cast represent a majority of all shares entitled to vote. Upon approval of the Plan by the shareholders of the Company as set forth above, all Awards made under the Plan on or after the Effective Date shall be fully effective as if the shareholders of the Company had approved the Plan on the Effective Date. If the shareholders fail to approve the Plan within one year after the Effective Date, any Awards made hereunder shall be null and void and of no effect.

5.2. TERM.

     The Plan has no termination date; however, no Incentive Stock Option may be granted on or after the tenth anniversary of the Effective Date.

6. OPTION GRANTS

6.1. COMPANY OR SUBSIDIARY EMPLOYEES; SERVICE PROVIDERS; OTHER PERSONS.

     Awards (including Grants of Incentive Stock Options subject to Section 7.2) may be made under the Plan to: (i) any employee of, or a Service Provider to, the Company or of any Subsidiary, including any such employee who is an officer or director of the Company or of any Subsidiary, as the Board shall determine and designate from time to time, and (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Board.

6.2. SUCCESSIVE AWARDS.

     An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

6.3. RELOAD OPTIONS.

     At the discretion of the Board and subject to such restrictions, terms and conditions as the Board may establish, Options granted under the Plan may include a "reload" feature pursuant to which a Grantee exercising an Option by the delivery of a number of shares of Stock in accordance with Section 10.8 hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with such other terms as the Board may provide) to purchase that number of shares of Stock equal to the number delivered to exercise the original Option with an Option term equal to the remainder of the original Option term unless the Board otherwise determines in the Option Award Agreement for the original grant.

7. LIMITATIONS ON GRANTS

7.1. LIMITATION ON SHARES OF STOCK SUBJECT TO GRANTS AND CASH AWARDS.

     During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, the maximum number of shares of Stock subject to Options that can be awarded under the Plan to any person eligible for a Grant under Section 6 hereof is One Million Eight Hundred Thousand (1,800,000) per year. During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, the maximum number of shares that can be awarded under the Plan, other than pursuant to an Option to any person eligible for a Grant under Section 6 hereof is Three Hundred Thirty Seven Thousand Five Hundred (337,500) per year. The maximum amount that may be earned as an Annual Incentive Award or other cash Award in any fiscal year by any one Grantee shall be $300,000 and the maximum amount that may be earned as a Performance Award or other cash Award in respect of a performance period by any one Grantee shall be $900,000.

7.2. LIMITATIONS ON INCENTIVE STOCK OPTIONS.

     An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee's employer and its affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

8. AWARD AGREEMENT

     Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, to be executed by the Company and by the Grantee, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing a Grant of Options shall specify whether such Options are intended to be non-qualified stock options or Incentive Stock Options, and in the absence of such specification such options shall be deemed non-qualified stock options.

9. OPTION PRICE

     The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. The Option Price for an Incentive Stock Option shall be the aggregate Fair Market Value on the Grant Date of the shares of Stock subject to the Option; provided, however, that in the event that a Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the Company's outstanding Stock), the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than the greater of the par value of a share of Stock or 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option not intended to be an Incentive Stock Option be less than 85 percent of the Fair Market Value on the Grant Date of the shares of stock subject to the Option.

10. VESTING, TERM AND EXERCISE OF OPTIONS

10.1. VESTING AND OPTION PERIOD.

     Subject to Sections 10.2 and 23.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this Section 10.1, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. The period during which any Option shall be exercisable shall constitute the "Option Period" with respect to such Option.

10.2. TERM.

     Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option (the "Termination Date"); provided, however, that in the event that the Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the outstanding Stock), an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.

10.3. ACCELERATION.

     Any limitation on the exercise of an Option contained in any Award Agreement may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the Grant Date of such Option, so as to accelerate the time at which the Option may be exercised. Notwithstanding any other provision of the Plan, no Option shall be exercisable in whole or in part prior to the date the Plan is approved by the shareholders of the Company as provided in Section 5.1 hereof.

10.4. TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP.

     Upon the termination of a Grantee's employment or other relationship with the Company other than by reason of death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), any Option or portion thereof held by such Grantee that has not vested in accordance with the provisions of

Section 10.1 hereof shall terminate immediately, and any Option or portion thereof that has vested in accordance with the provisions of Section 10.1 hereof but has not been exercised shall terminate at the close of business on the 90th day following the Grantee's termination of employment or other relationship, unless the Board, in its discretion, extends the period during which the Option may be exercised (which period may not be extended beyond the original term of the Option). Upon termination of an Option or portion thereof, the Grantee shall have no further right to purchase shares of Stock pursuant to such Option or portion thereof. Whether a leave of absence or leave on military or government service shall constitute a termination of employment or other relationship for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter a director of the Company.

10.5. RIGHTS IN THE EVENT OF DEATH.

     If a Grantee dies while employed by or providing services to the Company, all Options granted to such Grantee shall fully vest on the date of death, and the executors or Boards or legatees or distributees of such Grantee's estate shall have the right, at any time within one year after the date of such Grantee's death (or such longer period as the Board, in its discretion, may determine prior to the expiration of such one-year period) and prior to termination of the Option pursuant to Section 10.2 above, to exercise any Option held by such Grantee at the date of such Grantee's death.

10.6. RIGHTS IN THE EVENT OF DISABILITY.

     If a Grantee terminates employment or other relationship with the Company by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Grantee, such Grantee's Options shall continue to vest, and shall be exercisable to the extent that they are vested, for a period of one year after such termination of employment or service (or such longer period as the Board, in its discretion, may determine prior to the expiration of such one-year period), subject to earlier termination of the Option as provided in Section 10.2 above. Whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

10.7. LIMITATIONS ON EXERCISE OF OPTION.

     Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the shareholders of the Company as provided herein, or after ten years following the date upon which the Option is granted, or after the occurrence of an event referred to in Section 23 hereof which results in termination of the Option.

10.8. METHOD OF EXERCISE.

     An Option that is exercisable may be exercised by the Grantee's delivery to the Company of written notice of exercise on any business day, at the Company's principal office, addressed to the attention of the Board. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents; (ii) through the tender to the Company of shares of Stock, which shares, if acquired from the Company, shall have been held for at least six months and which shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; or (iii) by a combination of the methods described in (i) and (ii). The Board may provide, by inclusion of appropriate language in an Award Agreement, that payment in full of the Option Price need not accompany the written notice of exercise provided that the notice of exercise directs that the certificate or certificates for the shares of Stock for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and/or other taxes which the Company may in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a shareholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock ) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 23 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

10.9. DELIVERY OF STOCK CERTIFICATES.

     Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

11. STOCK APPRECIATION RIGHTS

     The Board each is authorized to grant SARs to Grantees on the following terms and conditions:

11.1. RIGHT TO PAYMENT.

     A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Board. The grant price of an SAR shall not be less than the Fair Market Value of a share of Stock on the date of grant except as provided in Section 18.1.

11.2. OTHER TERMS.

     The Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of employment or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. SARs may be either freestanding or in tandem with other Awards.

12. TRANSFERABILITY OF OPTIONS

12.1. TRANSFERABILITY OF OPTIONS

     Except as provided in Section 12.2, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee's guardian or legal representative) may exercise an Option. Except as provided in
Section 12.2, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

12.2. FAMILY TRANSFERS.

     If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Option to any Family Member. For the purpose of this Section 12.2, a "not for value" transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 12.2, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 12.2 or by will or the laws of descent and distribution. The events of termination of the employment or other relationship of Section 10.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified in Sections 10.4, 10.5 or 10.6.

13. RESTRICTED STOCK

13.1. GRANT OF RESTRICTED STOCK OR RESTRICTED STOCK UNITS.

     The Board may from time to time grant Restricted Stock or Restricted Stock Units to persons eligible to receive Awards under Section 6 hereof, subject to such restrictions, conditions and other terms as the Board may determine.

13.2. RESTRICTIONS.

     At the time a Grant of Restricted Stock or Restricted Stock Units is made, the Board shall establish a period of time (the "Restricted Period") applicable to such Restricted Stock or Restricted Stock Units. Each Grant of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period. The Board may, in its sole discretion, at the time a Grant of Restricted Stock or Restricted Stock Units is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Restricted Stock Units in accordance with Sections 18.4.1 and 18.4.2. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Restricted Stock Units.

13.3. RESTRICTED STOCK CERTIFICATES.

     The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee's benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that complies with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

13.4. RIGHTS OF HOLDERS OF RESTRICTED STOCK.

     Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

13.5. RIGHTS OF HOLDERS OF RESTRICTED STOCK UNITS.

     Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a Grant of Restricted Stock Units that the holder of such Restricted Stock Units shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding Stock, a cash payment for each Restricted Stock Unit held equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Restricted Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

13.6. TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP.

     Upon the termination of a Grantee's employment or other relationship with the Company other than by reason of death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), any Restricted Stock or Restricted Stock Units held by such Grantee that has not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited, unless the Board, in its discretion, determines otherwise. Upon forfeiture of Restricted Stock or Restricted Stock Units, the Grantee shall have no further rights with respect to such Grant, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Restricted Stock Units. Whether a leave of absence or leave on military or government service shall constitute a termination of employment or other relationship for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter a director of the Company.

13.7. RIGHTS IN THE EVENT OF DEATH.

     Unless otherwise provided in the Award Agreement, if a Grantee dies while employed by the Company, all Restricted Stock or Restricted Stock Units granted to such Grantee shall fully vest on the date of death, and the shares of Stock represented thereby shall be deliverable in accordance with the terms of the Plan to the executors, administrators, legatees or distributees of the Grantee's estate.

13.8. RIGHTS IN THE EVENT OF DISABILITY.

     Unless otherwise provided in the Award Agreement, if a Grantee terminates employment or other relationship with the Company by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Grantee, such Grantee's Restricted Stock or Restricted Stock Units shall continue to vest in accordance with the applicable Award Agreement for a period of one year after such termination of employment or service (or such longer period as the Board, in its discretion, may determine prior to the expiration of such one-year period), subject to the earlier forfeiture of such Restricted Stock or Restricted Stock Units in accordance with the terms of the applicable Award Agreement. Whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

13.9. DELIVERY OF STOCK AND PAYMENT THEREFOR.

     Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units shall lapse, and, unless otherwise provided in the Award Agreement, upon payment by the Grantee to the Company, in cash or by check, of the aggregate par value of the shares of Stock represented by such Restricted Stock or Restricted Stock Units (or such other higher purchase price determined by the Board), a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee's beneficiary or estate, as the case may be.

14. DEFERRED STOCK AWARDS

14.1. NATURE OF DEFERRED STOCK AWARDS.

     A Deferred Stock Award is an Award of phantom Stock units to a Grantee, subject to restrictions and conditions as the Board may determine at the time of grant. Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Deferred Stock Award is contingent on the Grantee executing the Deferred Stock Award Agreement. The terms and conditions of each such agreement shall be determined by the Board, and such terms and conditions may differ among individual Awards and Grantees. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be paid to the Grantee in the form of shares of Stock.

14.2. ELECTION TO RECEIVE DEFERRED STOCK AWARDS IN LIEU OF COMPENSATION.

     The Board may, in its sole discretion, permit a Grantee to elect to receive a portion of the cash compensation or Restricted Stock Award otherwise due to such Grantee in the form of a Deferred Stock Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Board and in accordance with rules and procedures established by the Board. The Board shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Board deems appropriate.

14.3. RIGHTS AS A STOCKHOLDER.

     During the deferral period, a Grantee shall have no rights as a Stockholder; provided, however, that the Grantee may be credited with Dividend Equivalent Rights with respect to the phantom Stock units underlying his Deferred Stock Award, subject to such terms and conditions as the Board may determine.

14.4. RESTRICTIONS.

     A Deferred Stock Award may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of during the deferral period.

14.5. TERMINATION.

     Except as may otherwise be provided by the Board either in the Award Agreement or, in writing after the Award Agreement is issued, a Grantee's right in all Deferred Stock Awards that have not vested shall automatically terminate upon the Grantee's termination of employment or other relationship with the Company for any reason.

15. UNRESTRICTED STOCK AWARDS

15.1. GRANT OR SALE OF UNRESTRICTED STOCK.

     The Board may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Board) an Unrestricted Stock Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such Grantee.

16. PERFORMANCE STOCK AWARDS

16.1. NATURE OF PERFORMANCE STOCK AWARDS.

     A Performance Stock Award is an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Board may make Performance Stock Awards independent of or in connection with the granting of any other Award under the Plan. The Board in its sole discretion shall determine whether and to whom Performance Stock Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Stock; provided, however, that the Board may rely on the performance goals and other standards applicable to other performance unit plans of the Company in setting the standards for Performance Stock Awards under the Plan.

16.2. RIGHTS AS A STOCKHOLDER.

     A Grantee receiving a Performance Stock Award shall have the rights of a Stockholder only as to shares actually received by the Grantee under the Plan and not with respect to shares subject to the Award but not actually received by the Grantee. A Grantee shall be entitled to receive a Stock certificate evidencing the acquisition of Stock under a Performance Stock Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Stock Award (or in a performance plan adopted by the Board).

16.3. TERMINATION.

     Except as may otherwise be provided by the Board either in the Award Agreement in writing after the Award Agreement is issued, a Grantee's rights in all Performance Stock Awards shall automatically terminate upon the Grantee's termination of employment or other relationship with the Company and its Subsidiaries for any reason.

16.4. ACCELERATION, WAIVER, ETC.

     At any time prior to the Grantee's termination of employment (or other business relationship) by the Company and its Subsidiaries, the Board may in its sole discretion accelerate, waive or amend any or all of the goals, restrictions or conditions imposed under any Performance Stock Award.

17. DIVIDEND EQUIVALENT RIGHTS

17.1. DIVIDEND EQUIVALENT RIGHTS.

     A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Grantee as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend Equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Stock or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Board. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

17.2. INTEREST EQUIVALENTS.

     Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

17.3. TERMINATION.

     Except as may otherwise be provided by the Board either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee's rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee's termination of employment or other relationship with the Company and its Subsidiaries for any reason.

18. CERTAIN PROVISIONS APPLICABLE TO AWARDS

18.1 STAND-ALONE, ADDITIONAL, TANDEM, AND SUBSTITUTE AWARDS.

     Awards granted under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Subsidiary, or any business entity to be acquired by the Company or a Subsidiary, or any other right of a Grantee to receive payment from the Company or any Subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall require the surrender of such other Award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Subsidiary, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price "discounted" by the amount of the cash compensation surrendered).

18.2. TERM OF AWARDS.

     The term of each Award shall be for such period as may be determined by the Board; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under Section 422 of the Code).

18.3. FORM AND TIMING OF PAYMENT UNDER AWARDS; DEFERRALS.

     Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Board shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Board or upon occurrence of one or more specified events. Installment or deferred payments may be required by the Board or permitted at the election of the Grantee on terms and conditions established by the Board. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

18.4. PERFORMANCE AND ANNUAL INCENTIVE AWARDS.

     18.4.1. PERFORMANCE CONDITIONS

     The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 18.4.2 and 18.4.3 hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code
Section 162(m), shall be exercised by the Committee and not the Board.

     18.4.2. PERFORMANCE AWARDS GRANTED TO DESIGNATED COVERED EMPLOYEES

     If and to the extent that the Committee determines that a Performance Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such

Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 18.4.2.

             (i) Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section
        18.4.2. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Grantee or to different Grantees.

             (ii) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index; (3) total revenue, revenue growth and net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) gross and operating margins; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating earnings; (13) working capital; and
        (14) ratio of debt to stockholders' equity. One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under Section 18.4.3 hereof that are intended to qualify as "performance-based compensation" under Code Section 162(m).

             (iii) Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code
        Section 162(m).

             (iv) Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 18.4.2(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 18.4.2(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

             (v) Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Grantee prior to the end of a performance period or settlement of Performance Awards.

     18.4.3. ANNUAL INCENTIVE AWARDS GRANTED TO DESIGNATED COVERED EMPLOYEES

     If and to the extent that the Committee determines that an Annual Incentive Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Annual Incentive Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 18.4.3.

             (i) Annual Incentive Award Pool. The Committee may establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in 18.4.2(ii) hereof during the given performance period, as specified by the Committee in accordance with 18.4.2(iii) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

             (ii) Potential Annual Incentive Awards. Not later than the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be "performance-based compensation" under Code Section 162(m), the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under Section 18.4.3(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under Code Section 162(m), the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 18.4.2(ii) hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee. In all cases, the maximum Annual Incentive Award of any Grantee shall be subject to the limitation set forth in Section 7.1 hereof.

             (iii) Payout of Annual Incentive Awards. After the end of each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Grantee in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Award otherwise payable to each Grantee. The Committee may, in its discretion, determine that the amount payable to any Grantee as an Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no Award whatsoever. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Grantee prior to the end of a fiscal year or settlement of such Annual Incentive Award.

     18.4.4. WRITTEN DETERMINATIONS

     All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 18.4.2, and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under Section 18.4.3, shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). To the extent required to comply with Code Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

     18.4.5. STATUS OF SECTION 18.4.3 AND SECTION 18.4.2 AWARDS UNDER CODE
             SECTION 162(m)

     It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 18.4.2 and Section 18.4.3 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Section 18.4.2 and Section 18.4.3, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

19. REPURCHASE RIGHTS

19.1.NONTRANSFERABILITY OF SHARES.

     Subject to Section 19.4 below, a Grantee (or such other individual who is entitled to exercise an Option or to hold a Grant under the Plan) shall not sell, pledge, assign, gift, transfer, or otherwise dispose of any shares of Stock acquired pursuant to such Grant to any person or entity without first offering such shares to the Company for purchase on the same terms and conditions as those offered the proposed transferee. The Company may assign its right of first refusal under this Section 19.1 in whole or in part, to (1) any holder of stock or other securities of the Company (a "Stockholder"), (2) any affiliate or (3) any other person or entity that the Board of Directors of the Company determines has a sufficient relationship with or interest in the Company. The Company shall give reasonable written notice to the Grantee of any such assignment of its rights. The restrictions of this Section 19.1 apply to any person to whom Stock that was originally acquired pursuant to a Grant is sold, pledged, assigned, bequeathed, gifted, transferred or otherwise disposed of, without regard to the number of such subsequent transferees or the manner in which they acquire the Stock, but the restrictions of this Section 19.1 do not apply to a transfer of Stock that occurs as a result of the death of the Grantee or of any subsequent transferee (but shall apply to the executor, the administrator or personal representative, the estate, and the legatees, beneficiaries and assigns thereof).

19.2. REPURCHASE RIGHTS.

          (a) Subject to Section 19.4 below, upon the termination of a Grantee's employment or other relationship with the Company or an affiliate (whether as an employee, a director, an independent contractor providing services to the Company, a Subsidiary or an affiliate, or otherwise), the Company shall have the right, for a period of up to twelve months following such termination, to repurchase any or all of the shares acquired by the individual pursuant to this Plan under a Grant (including shares that were previously transferred pursuant to Sections 12.1, 12.2 or 19.1 above, unless otherwise specified in the Award Agreement), at a price equal to the Fair Market Value of such shares on the date of termination.

          (b) Upon the exercise of an Option (or the Grantee's acquisition of shares pursuant to a Grant other than an Option) following termination of a Grantee's employment or other relationship with the Company or an affiliate (whether as an employee, a director, an independent contractor providing services to the Company, a Subsidiary or any affiliate, or otherwise), the Company shall have the right, for a period of up to twelve months following such exercise or other acquisition of shares, to repurchase any or all such shares of Stock acquired by the Grantee pursuant to such Option or other Grant at a price that is equal to the Fair Market Value of such shares (including shares that were previously transferred pursuant to Sections 12.1, 12.2 or 19.1 above) on the date of exercise or other acquisition (or at such other price or the Fair Market Value on such other date as shall have been specified by the Board at the time of grant and set out in the appropriate Award Agreement with respect to the grant).

          (c) In the event that the Company determines that it cannot or will not exercise its rights to purchase Stock under this Section 19.2 and the applicable Award Agreement, in whole or in part, the Company may assign its rights, in whole or in part, to (1) any Stockholder (2) any affiliate or
     (3) any other person or entity that the Board of Directors of the Company determines has a sufficient relationship with or interest in the Company. The Company shall give reasonable written notice to the individual of any assignment of its rights.

19.3. INSTALLMENT PAYMENTS.

     In the case of any purchase of Stock or an Option or other Grant under this Section, the Company or its permitted assignee may pay the Grantee, transferee of the Option or other registered owner of the Stock the purchase price in three or fewer annual installments. Interest shall be credited on the installments at the applicable federal rate (as determined for purposes of Section 1274 of the Code) in effect on the date on which the purchase is made. The Company or its permitted assignee shall pay at least one-third of the total purchase price each year, plus interest on the unpaid balance, with the first payment being made on or before the 60th day after the purchase.

19.4. PUBLICLY TRADED STOCK.

     If the Stock is listed on an established national or regional stock exchange or is admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or is publicly traded in an established securities market, the foregoing transfer restrictions of Sections 19.1 and 19.2 shall terminate as of the first date that the Stock is so listed, quoted or publicly traded.

19.5. LEGEND.

     In order to enforce the restrictions imposed upon shares of Stock under this Plan or as provided in an Award Agreement, the Board may cause a legend or legends to be placed on any certificate representing shares issued pursuant to this Plan that complies with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under it.

20. PARACHUTE LIMITATIONS

     Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Subsidiary, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a "Benefit Arrangement"), if the Grantee is a "disqualified individual," as defined in Section 280G(c) of the Code, any Option, Restricted Stock or Restricted Stock Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested
(i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause
(ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee's sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

21. REQUIREMENTS OF LAW

21.1. GENERAL.

     The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

21.2. RULE 16b-3.

     During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

22. AMENDMENT AND TERMINATION OF THE PLAN

     The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Awards have not been made; provided, however, that the Board shall not, without approval of the Company's shareholders, amend the Plan such that it does not comply with the Code. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of the Grantee taking actions in "competition with the Company," as defined in the applicable Award Agreement. Furthermore, the Company may annul an Award if the Grantee is an employee of the Company or an affiliate and is terminated "for cause" as defined in the applicable Award Agreement. Except as permitted under this Section 22 or
Section 23 hereof, no amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, alter or impair rights or obligations under any Award theretofore awarded under the Plan.

23. EFFECT OF CHANGES IN CAPITALIZATION

23.1. CHANGES IN STOCK.

     If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of an Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.

23.2. REORGANIZATION IN WHICH THE COMPANY IS THE SURVIVING ENTITY AND IN WHICH NO CHANGE OF CONTROL OCCURS.

     Subject to Section 23.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, any restrictions applicable to such Grant shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

23.3. REORGANIZATION, SALE OF ASSETS OR SALE OF STOCK WHICH INVOLVES A CHANGE OF CONTROL.

          (a) Upon the dissolution or liquidation of the Company or upon a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, or upon a sale of substantially all of the assets of the Company to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving entity) approved by the Board that results in any person or entity (or person or entities acting as a group or otherwise in concert, owning fifty percent (50%) or more of the combined voting power of all classes of securities of the Company) (other than persons who are shareholders or affiliates of the Company at the time the Plan is approved by the Company's shareholders, (i) all outstanding shares subject to Grants shall be deemed to have vested, and all restrictions and conditions applicable to such shares subject to Grants shall be deemed to have lapsed, immediately prior to the occurrence of such event, and (ii) all Options outstanding hereunder shall become immediately exercisable for a period of fifteen days immediately prior to the scheduled consummation of the event. Any exercise of an Option during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event. Upon consummation of any such event, the Plan and all outstanding but unexercised Options shall terminate. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its shareholders.

          (b) Notwithstanding the foregoing, the provisions of Section 23.3(a) shall not apply to the extent that (A) provision is made in writing in connection with a transaction described in Section 23.3(a) for the continuation of the Plan or the assumption of the Awards theretofore granted, or for the substitution for such Awards of new awards covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, in which event the Plan and the Awards theretofore granted shall continue in the manner and under the terms so provided or (B) a majority of the full Board determines that such an event shall not trigger application of the provisions of Section 23.3(a) subject to Section 27.

23.4. ADJUSTMENTS.

     Adjustments under this Section 23 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

23.5. NO LIMITATIONS ON THE COMPANY.

     The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

24. DISCLAIMER OF RIGHTS

     No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan. No Grantee shall have any of the rights of a shareholder with respect to the shares of Stock subject to an Option except to the extent the certificates for such shares of Stock shall have been issued upon the exercise of the Option.

25. NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

26. WITHHOLDING TAXES

     The Company or a Subsidiary, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any Federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Subsidiary, as the case may be, any amount that the Company or the Subsidiary may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Subsidiary, which may be withheld by the Company or the Subsidiary, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Subsidiary to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Subsidiary shares of Stock already owned by the

Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Subsidiary as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 26 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

27. POOLING

     In the event any provision of the Plan or the Award Agreement would prevent the use of pooling of interests accounting in a corporate transaction involving the Company and such transaction is contingent upon pooling of interests accounting, then that provision shall be deemed amended or revoked to the extent required to preserve such pooling of interests. The Company may require in an Award Agreement that a Grantee who receives an Award under the Plan shall, upon advice from the Company, take (or refrain from taking, as appropriate) all actions necessary or desirable to ensure that pooling of interests accounting is available.

28. CAPTIONS

     The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

29. OTHER PROVISIONS

     Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

30. NUMBER AND GENDER

     With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

31. SEVERABILITY

     If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

32. BLUE SKY PROVISIONS

32.1. CALIFORNIA PROVISIONS.

     Notwithstanding the foregoing sections unless and until the Company completes its initial public offering of its common stock, any Award made under the Plan to a Grantee who is a resident of the state of California on the Grant Date shall be subject to the following additional terms and conditions:

          A. For the purpose of Awards which are not Incentive Stock Options, Fair Market Value shall be determined in a manner not inconsistent with
     Section 260.140.50 of the California Code of Regulations or any successor statute.

          B. Awards may not be made under the Plan to Grantees ten years after the earlier of: (i) the date the Plan was adopted by the Board or (ii) the date the Plan was approved by the shareholders of the Company.

          C. The Option Price shall be no less than 100% of the Fair Market Value of a share of Stock on the Grant Date; provided, however, an Option granted under the Plan to a Grantee who is a person who owns stock possessing more than ten percent of the combined voting power of all classes of stock of the

     Company or its parent or its Subsidiary corporations shall have an Option Price of at least 110% of the Fair Market Value of a share of Stock on the Grant Date.

          D. Any Option granted under the Plan to a Grantee who is not an officer, director, or consultant of the Company or its affiliates shall become exercisable at a rate of at least twenty percent (20%) of the shares of Stock subject to such Award per year for a period of five years from the Grant Date; provided, that, such Option shall be subject to such reasonable forfeiture conditions as the Board may choose to impose and which are not inconsistent with Section 260.140.41 of the California Code of Regulations or any successor statute.

          E. The Company shall deliver to the Grantee financial statements on an annual basis regarding the Company. The financial statements so provided shall comply with Section 260.140.46 of the California Code of Regulations or any successor statute, but need not comply with Section 260.613 of the California Code of Regulations or any successor statute.

          F. Any transfer of an Option granted under the Plan authorized by the Board in an Award Agreement must comply with Section 260.140.41(d) of the California Code of Regulations or any successor statute.

          G. An Award which authorizes a Grantee to purchase Stock under the Plan (other than a non-incentive stock option) shall not be transferable other than by will or the laws of descent and distribution.

          H. Unless a Grantee's employment is terminated for cause as defined by applicable law, the Grantee shall have the right to exercise an Option, prior to the termination of the Option in accordance with Section 10.2 and only to the extent that the Grantee was entitled to exercise such Option on the date employment terminates, as follows: (i) at least six (6) months from the date of termination if the termination was caused by the Grantee's death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), and (ii) at least thirty (30) days from the date of termination if termination was caused by other than death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of the Grantee.

          I. The purchase price for an Award of Restricted Stock or Restricted Stock Units shall be at least 85% of the Fair Market Value of the Stock on the Grant Date and at least 100% of the Fair Market Value of Stock on the Grant Date in the case of a person who owns stock possessing more than ten percent of the combined voting power of all classes of stock of the Company or its parent or its Subsidiary corporations. J. At no time shall the total number of shares of Stock issuable upon exercise of all outstanding Options and the total number of shares provided for under all stock bonus or similar plans of the Company exceed the applicable percentage as calculated in accordance with the conditions and exclusions of Section 260.140.45 of the California Code of Regulations or any successor statute.

32.2. FLORIDA, VIRGINIA AND MISSOURI PROVISIONS.

     Notwithstanding Section 6.1, a resident of Florida, Virginia, or Missouri who is not an employee of the Company or an employee of any wholly-owned subsidiary of the Company shall not be eligible to receive an Award under the Plan.

33. GOVERNING LAW

     The validity and construction of this Plan and the instruments evidencing the Awards granted hereunder shall be governed by the laws of the State of Delaware (without giving effect to the choice of law provisions thereof).

     The Plan was duly adopted and approved by the Board of Directors of the Company as of the 14th day of March, 2000.

                                            /s/ JOHN R. LUND
                                            ------------------------------------
                                            John R. Lund
                                            Secretary

     The Plan was duly approved by the stockholders of the Company on the   day
of             , 2000.

                                            ------------------------------------
                                            John R. Lund
                                            Secretary

                                                                       EXHIBIT B

                                    FORM OF
                        CERTIFICATE OF AMENDMENT OF THE
                          CERTIFICATE OF INCORPORATION
                                OF CYSIVE, INC.

     Cysive, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"),

     DOES HEREBY CERTIFY:

     FIRST: That at a meeting of the Board of Directors of the Corporation, a resolution was duly adopted proposing to amend the Certificate of Incorporation of this Corporation, declaring said amendment to be advisable and in the best interests of this Corporation and its stockholders, and authorizing the appropriate officers of this Corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment is as follows:

     "RESOLVED, that the Certificate of Incorporation of this Corporation be amended by replacing the Article 4.1 thereof so that such Article shall be and read as follows:

     'The total number of shares of all classes of stock that the Corporation shall have the authority to issue is 510,000,000, of which 500,000,000 of such shares shall be Common Stock having a par value of $0.01 per share ("COMMON STOCK"), and 10,000,000 of such shares shall be Preferred Stock, having a par value of $0.01 per share ("PREFERRED STOCK").' "

     SECOND: That thereafter said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware by obtaining a majority vote of the Common Stock in favor of said amendment in the manner set forth in Section 222 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, this Certificate of Amendment of the Certificate of Incorporation has been signed by the President and the Secretary of the
Corporation this           day of April, 2000.

                                          CYSIVE, INC.

                                          By:
                                            ------------------------------------
                                            Nelson A. Carbonell, Jr.
                                            Chairman of the Board,
                                              President and Chief Executive
                                              Officer

ATTEST:

By:
    -------------------------------------------------------------
    John R. Lund
    Chief Financial Officer, Treasurer
      and Secretary

               ------------------------------------------------
                        VOTE BY TELEPHONE OR INTERNET
                       QUICK * * * EASY * * * IMMEDIATE
               ------------------------------------------------

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE: YOU WILL BE ASKED TO ENTER A CONTROL NUMBER LOCATED IN THE BOX.

-------------------------------------------------------------------------------
OPTION A:     TO VOTE AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL PROPOSALS:
              PRESS 1
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
OPTION B:     IF YOU CHOOSE TO VOTE ON EACH ITEM SEPARATELY, PRESS 0. YOU WILL
              HEAR THESE INSTRUCTIONS:
-------------------------------------------------------------------------------

                   ITEM 1: TO VOTE FOR ALL NOMINEES, PRESS 1; TO WITHHOLD FOR ALL NOMINEES, PRESS 9
                   TO WITHHOLD FOR AN INDIVIDUAL NOMINEE, PRESS 0 AND LISTEN TO THE INSTRUCTIONS
                   ITEM 2: TO VOTE FOR, PRESS 1; AGAINST, PRESS 9; ABSTAIN, PRESS 0. THE INSTRUCTIONS ARE THE SAME FOR ALL REMAINING ITEMS TO BE VOTED.
                   WHEN ASKED, YOU MUST CONFIRM YOUR VOTE BY PRESSING 1.

VOTE BY INTERNET: THE WEB ADDRESS IS HTTP://WWW.DIRECTVOTE.COM/CYSV

        IF YOU VOTE BY PHONE OR INTERNET - DO NOT MAIL THE PROXY CARD
                             THANK YOU FOR VOTING


                                                     --------------------------
                                                     |                        |
                                                     |                        |
     CALL ** TOLL FREE ** ON A TOUCH TONE TELEPHONE  --------------------------
       1-888-216-1307 - ANYTIME                          CONTROL NUMBER FOR
         THERE IS NO CHARGE TO YOU FOR THIS CALL     TELEPHONIC/INTERNET VOTING

                                 [CYSIVE LOGO]


The undersigned hereby appoints John R. Lund, with full power of substitution, as proxy to vote all shares of Cysive, Inc. held of record by the undersigned at the close of business on March 15, 2000 and entitled to vote at the Annual Meeting of Stockholders of Cysive, Inc. to be held on April 24, 2000, at 10:00 a.m., local time, at the Reston Hyatt, 1800 Presidents Street, Reston, Virginia, on the matters identified and as directed on the reverse side of this card, or, if not so directed, in accordance with the recommendations of the Board, and upon such other matters as may properly come before the meeting or any adjournments thereof.


                                  THIS PROXY IS SOLICITED ON BEHALF OF THE
                                  BOARD OF DIRECTORS OF CYSIVE, INC.

                                  This proxy will be voted as directed. If no direction is given, this proxy will be voted FOR Nelson A. Carbonell, Jr. as Director and FOR Proposals 2, 3 and 4 and in the discretion of the proxy for any other matters properly presented at the meeting.

                                                  VOTE BY MAIL

                                  Mark, sign and date your proxy card and
                                  return it in the postage paid envelope we've provided or return it to Cysive, Inc., 10790 Parkridge Blvd., Suite 400, Reston, Virginia 20191.

                                  If you vote by phone or vote using the
                                  Internet, please do not mail this proxy card.

                                                THANK YOU FOR VOTING

              \/  FOLD AND DETACH HERE AND READ REVERSE SIDE  \/

                                  CYSIVE, INC.

PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE [X]

For multiple accounts only!! - Mark this box to discontinue annual report mailing for this account [ ]

THE BOARD RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4

(1) ELECTION OF DIRECTOR:

    (01) Nelson A. Carbonell, Jr.;

       FOR ALL               WITHHOLD ALL               FOR ALL EXCEPT:            To withhold authority to vote, mark "For
                                                                                   All Except" and write the nominee's number
       [ ]                      [ ]                         [ ]                    on the line below.



                                                                                    -----------------------------------------

(2) TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP                                    FOR            AGAINST           ABSTAIN
    AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2000.                                   [ ]              [ ]               [ ]

(3) TO APPROVE THE AMENDMENT TO CYSIVE'S AMENDED AND RESTATED 1994 STOCK OPTION       FOR            AGAINST           ABSTAIN
    PLAN TO INCREASE THE NUMBER OF SHARES OF CYSIVE'S COMMON STOCK                    [ ]              [ ]               [ ]
    RESERVED FOR ISSUANCE UNDER THE PLAN.

(4) TO APPROVE THE AMENDMENT TO CYSIVE'S CERTIFICATE OF INCORPORATION                 FOR            AGAINST           ABSTAIN
    TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK                   [ ]              [ ]               [ ]

-------------------------------------------------------------------------------      -----------------------------------------------
Signature                                                                  Date      Signature of Co-Owner (if any)             Date

  PLEASE DATE; SIGN EXACTLY AS YOUR NAME APPEARS ON THE MAILING LABEL, UNLESS
                YOUR MAILING LABEL NAME IS PRINTED INCORRECTLY.